Exhibit 4.1
[FACE OF CERTIFICATE]
CUSIP NO 37932B 100

PAR VALUE $0.001
COMMON STOCK

CERTIFICATE NUMBER	SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
[GLOBAL ENERGY INC. LOGO]

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $0.001 EACH
OF
GLOBAL ENERGY, INC.

 transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ ASI SHALGI		/s/ ALEX WERBER
ASI SHALGI		ALEX WERBER
President & CEO	[SEAL]	CFO

Countersigned and Registered:
WORLDWIDE STOCK TRANSFER, LLC.
New Jersey
www.worldwidestocktransfer.com

By
Authorized Signature

[REVERSE OF CERTIFICATE]

GLOBAL ENERGY, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	as tenants in common	UNIF GIFT MIN _____________	Custodian _________________
(TIC) -		(TRANS) ACT
(UGMA) (UTMA) -
TEN ENT -	as tenants by the entireties	(Cust)	(Minor)
JT TEN (J/T) -	as joint tenants with right	under Uniform Gifts (Transfer) to Minors
	of survivorship and not as	Act
	tenants in common	(State)

Additional abbreviations may also be used though not in the above list.

For value received ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR SOME OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
______________________________________________________________________________________________________________
______________________________________________________________________________________________________________
______________________________________________________________________________________________________________
__________________________________________________________________________________________________ Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated _______________________________

X___________________________________

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

________________________
SIGNATURE GUARANTEE

(BY BANK, BROKER, CORPORATE OFFICER)